UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported):  April 9, 2020

Reading International, Inc.

(Exact Name of Registrant as Specified in its Charter)

Nevada	1-8625	95-3885184
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

5995 Sepulveda Boulevard, Suite 300 Culver City, California		90230
(Address of Principal Executive Offices)		(Zip Code)

Registrant's telephone number, including area code: (213) 235-2240

N/A

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A Common Stock, $0.01 par value	RDI	The Nasdaq Stock Market LLC
Class B Common Stock, $0.01 par value	RDIB	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company   ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.   ☐

Item 1.01Entry into a Material Definitive Agreement.

Waiver to NAB Facility.

On April 9, 2020, Reading International, Inc. (the “Company”), through its subsidiaries, received a waiver (the “NAB Waiver”) from National Australia Bank Limited (“NAB”) with respect to the Corporate Markets Loan & Bank Guarantee Facility Agreement, dated June 24, 2011, between NAB and certain subsidiaries of the Company (as amended and supplemented, the "NAB Facility"), which facility is comprised of (i) a AU$120.0 million corporate loan facility at a rate of 0.85% - 1.3% above BBSY, depending on certain ratios, with a due date of December 31, 2023, of which AU$80.0 million is revolving and AU$40.0 million is core and (ii) a bank guarantee facility of AU$5.0 million at a rate of 1.85% per annum. Capitalized terms used and not otherwise defined in this section of this report have the meanings ascribed to such terms in the NAB Facility.

Due to the closure of all cinemas operated by the Reading Entertainment Australia Group as a direct result of the COVID-19 pandemic, a Material Adverse Effect has occurred and is continuing under paragraph (a) of that definition (MAE Event). The MAE Event is an Event of Default under clause 10.1(i) (Material Adverse Effect) of the NAB Facility. Pursuant to the NAB Waiver, NAB has waived its rights under clause 10.2(a) (Effect of Event of Default) of the NAB Facility with respect to: (i) the MAE Event; and (ii) an Event of Default that may arise solely as a result of the failure by the Borrower to comply with clause 9.7(a)(i) (Fixed Charges Cover Ratio) or 9.7(a)(ii) (Leverage Ratio) in respect of the Calculation Period ending on June 30, 2020 or September 30, 2020 only.

The description above is only a summary of the material provisions of the NAB Waiver and does not purport to be complete and is qualified in its entirety by reference to the provisions in such waiver, a copy of which is attached hereto as Exhibit 10.1.4.

Waiver and Amendment to BofA Credit Facility.

On May 15, 2020, Consolidated Amusement Holdings, LLC (“CAH”), a subsidiary of the Company and other affiliates of CAH (“Guarantors”), entered into a Waiver and First Amendment (“Waiver and Amendment”) to Second Amended and Restated Credit Agreement, dated as of March 6, 2020, among the Company, the Guarantors, the Lenders from time to time party thereto, Bank of America, N.A., as Administrative Agent, Swingline Lender and L/C Issuer (as amended and supplemented, the “BofA Credit Facility”), pursuant to which the Lenders provide a revolving credit facility in the aggregate amount of $55.0 million. Capitalized terms used and not otherwise defined in this section of this report have the meanings ascribed to such terms in the BofA Credit Facility.

As a result of the COVID-19 events commencing during March 2020, a Default and Events of Default (collectively, the “Existing Defaults”) have occurred and are continuing under Section 8.01(b) and (c) of the BofA Credit Facility as a consequence of CAH’s breach of the following provisions of the BofA Credit Facility: (i) Section 6.01(d), due to CAH’s untimely delivery to the Administrative Agent of the business plan and budget for CAH’s fiscal year 2020; (ii) Section 6.17, due to CAH’s failure to timely make the required lease payments due April 1, 2020 for any of CAH’s theaters; (iii) Section 6.03(b), due to CAH’s failure to deliver written notice to the Administrative Agent of the adverse impact upon its business due to the actual closing of its theaters as a result of the COVID-19 events; and (iv) Section 6.03(a), due to CAH’s failure to timely notify the Administrative Agents of the foregoing defaults.  Pursuant to the Wavier and Agreement, the Lenders (i) waived each of the Existing Defaults; (ii) extended the respective deadlines for CAH to deliver the annual financial statements, the quarterly financial statements, and the individual theater revenue and attendance information required by Sections 6.01(a), (b) and (c) of the BofA Credit Facility and the accountant’s certificate required by Section 6.02(a) of the BofA Credit Facility; (iii) will not require CAH to comply with the lease payment affirmative covenant set forth in Section 6.17 of the BofA Credit Facility for the months of April 2020, May 2020, June 2020, and July 2020; (iv) will not permit the Company to declare and make cash dividends or distributions or make other Restricted Payments prior to January 1, 2021; and (v) will not require CAH to comply with any of the financial covenants set forth in Sections 7.11(a), (b) and (c) for the fiscal quarter of CAH ended March 31, 2020. BofA also agreed to extend the term of the Company's $5.0 million line of credit facility from October 1, 2020 to March 6, 2023 in addition to other amendments thereto

The description above is only a summary of the material provisions of the Waiver and Amendment and does not purport to be complete and is qualified in its entirety by reference to the provisions in such waiver, a copy of which is attached hereto as Exhibit 10.2.2.

Item 9.01      Financial Statements and Exhibits.

(d)	Exhibits

	No.	Description
10.1.1

Amended and Restated Corporate Markets Loan & Bank Guarantee Facility Agreement, dated December 23, 2015, between National Australia Bank Limited and Reading Entertainment Australia Pty Ltd. and certain affiliates of the Company (incorporated by reference to Exhibit 10.9 to the Company’s Annual Report on Form 10-K for the year ended December 31, 2015, filed on April 29, 2016).

	10.1.2*	Amendment Deed dated June 12, 2018 between National Australia Bank Limited and Reading Entertainment Australia Pty Ltd.
	10.1.3*	Amendment Deed dated March 27, 2019 between National Australia Bank Limited and Reading Entertainment Australia Pty Ltd.
	10.1.4*	Letter of Waiver dated April 9, 2020 between National Australia Bank Limited and Reading Entertainment Australia Pty Ltd.
10.2.1*

Second Amended and Restated Credit Agreement dated March 6, 2020, among Consolidated Amusement Holdings, LLC, certain affiliates of the Company, the financial institutions party thereto and Bank of America, N.A., as administrative agent.

10.2.2*

Waiver and First Amendment to Second Amended and Restated Credit Agreement dated May 15, 2020, among Consolidated Amusement Holdings, LLC, certain affiliates of the Company, the financial institutions party thereto and Bank of America, N.A., as administrative agent.

10.3.1

Wholesale Term Loan Facility dated May 21, 2015, among Westpac New Zealand Limited, Reading Courtenay Central Limited and certain affiliates of the Company (incorporated by reference to Exhibit 10.10 to the Company’s Annual Report on Form 10-K for the year ended December 31, 2015, filed on April 29, 2016).

	10.3.2*	Guarantee & Indemnity dated May 21, 2015, among certain affiliates of the Company in favor of Westpac New Zealand Limited.
	10.3.3*	Westpac Corporate Credit Facility Extension Letter dated December 20, 2018, among Westpac New Zealand Limited, Reading Courtenay Central Limited and certain affiliates of the Company.
	10.4.1*	Consolidated, Amended and Restated Mortgage Promissory Note dated March 13, 2020, between Sutton Hill Properties, LLC and Valley National Bank.
	10.4.2*	Mortgage Consolidation, Modification and Extension Agreement dated March 13, 2020, between Sutton Hill Properties, LLC and Valley National Bank.
	10.4.3*	Pledge and Security Agreement dated March 13, 2020, between Sutton Hill Properties, LLC and Valley National Bank.
	10.4.4*	ADA and Environmental Indemnity Agreement dated March 13, 2020, executed by Sutton Hill Properties, LLC and Reading International, Inc. in favor of Valley National Bank.
	10.4.5*	Assignment of Rents and Leases dated March 13, 2020, executed by Sutton Hill Properties, LLC in favor of Valley National Bank.
	10.4.6*	Guaranty of Payment and Performance dated March 13, 2020 executed by Reading International, Inc. in favor of Valley National Bank.
	10.4.7*	Carveout Guaranty dated March 13, 2020 executed by Reading International, Inc. in favor of Valley National Bank.
	10.4.8*	Guaranty dated March 13, 2020 executed by Reading International, Inc. in favor of Valley National Bank.

* Filed herewith

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.3
READING INTERNATIONAL, INC.

Date: June 2, 2020	By:	/s/ Ellen M. Cotter
	Name:	Ellen M. Cotter
	Title:	President and Chief Executive Officer